-------------------------------------------------------------------------------

                                                          CUSIP/CINS: 18272NAD4


               9 3/8% Series A Senior Subordinated Notes due 2009

No. R-1                                                            $149,935,000


                              CLASSIC CABLE, INC.

promises to pay to Cede & Co. or registered assigns,

the principal sum of One Hundred Forty Nine Million Nine Hundred Thirty Five Thousand Dollars

on August 1, 2009.

Interest Payment Dates:  February 1 and August 1

Record Dates:  January 15 and July 15




                                    CLASSIC CABLE, INC.


                                    By:
                                       ---------------------------------------
                                     Name:
                                     Title:


                                    By:
                                       ---------------------------------------
                                     Name:
                                     Title:


                                                          (SEAL)
This is one of the Notes referred to
in the within-mentioned Indenture:

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Trustee


By:                                        Date of Authentication: July 28, 1999
   --------------------------------
         Authorized Signatory

-------------------------------------------------------------------------------

               9 3/8% Series A Senior Subordinated Notes due 2009

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF CLASSIC CABLE, INC.

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. INTEREST. Classic Cable, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 9 3/8% per annum from July 28, 1999 until maturity and shall pay the Special Interest payable pursuant to Section 2(d) of the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 1, 2000. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Special Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. PAYING AGENT AND REGISTRAR. Initially, Chase Bank of Texas, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

                  4. INDENTURE. The Company issued the Notes under an Indenture dated as of July 28, 1999 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $250.0 million in aggregate principal amount.

            5.    OPTIONAL REDEMPTION.

                  (a) Notwithstanding the provisions of clause (b) of this Paragraph 5, at any time prior to August 1, 2002, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes ever issued under this Indenture at a redemption price equal to 109.375% of the principal amount of the Notes redeemed plus accrued and unpaid interest and Special Interest, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings by the Company or the net cash proceeds of a Strategic Equity Investment in the Company or a capital contribution to the Company's common equity made with the net cash proceeds of a concurrent Public Equity Offering by, or Strategic Equity Investment in, the Company's direct parent; provided that (1) at least 65% of the Notes ever issued under this Indenture remain outstanding immediately after each such redemption (excluding Notes held by the Company and its Subsidiaries) and (2) the redemption occurs within 60 days of the date of the closing of such Public Equity Offering or Strategic Equity Investment.

                  (b) At any time, the Company may also redeem all or a part of the Notes upon the occurrence of a Change of Control, upon not less than 30 nor more than 60 days' prior notice (but in no event may any such redemption occur more than 90 days after the occurrence of such Change of Control) mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to the date of redemption.

                  (c) Except as set forth in clause (a) or clause (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes pursuant to this Paragraph 5 prior to August 1, 2004. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part, upon no less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below:

        Year                                                                        Percentage
        ----                                                                        ----------
        2004....................................................................      104.688%
        2005....................................................................      103.125%
        2006....................................................................      101.562%
        2007 and thereafter.....................................................      100.000%

            6. MANDATORY REDEMPTION.

                Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

            7. REPURCHASE AT OPTION OF HOLDER.

               (a) If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

               (b) If the Company or a Subsidiary consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $15.0 million, the Company shall commence an offer to all Holders of Notes (as "Asset Sale Offer") pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Special Interest thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company (or such Subsidiary) may use such deficiency for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

               8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

               9. SUBORDINATION. Payment of principal, interest and premium and Special Interest, if any, on the Notes is subordinated to the prior payment of Senior Debt on the terms provided in the Indenture.

               10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                  11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

                  12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class, and any existing default or compliance with any provision of the Indenture, the Note Guarantees or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Note Guarantees or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

                  13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Special Interest on the Notes whether or not prohibited by Article 10 of the Indenture; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise whether or not prohibited by Article 10 of the Indenture, (iii) failure by the Company or any of its Subsidiaries to comply with the provisions applicable to them of Section 5.01 of the Indenture; (iv) failure by the Company or any of its Subsidiaries for 30 days after notice to the Company to comply with the provisions applicable to them of Sections 4.03, 4.07, 4.08, 4.09, 4.11, 4.14, 4.16, 4.17, 4.18 or 4.19
(in each case other than a failure to purchase Notes) of the Indenture; (v) failure by the Company or any of its Subsidiaries for 60 days after notice to the Company to comply with agreements applicable to them in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company which default results in the acceleration of such Indebtedness prior to its express maturity; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries; and (ix) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on its behalf shall deny or disaffirm its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

                  14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Exchange and Registration Rights Agreement dated as of July 28, 1999, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

                  19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  20. NOTE GUARANTEES. For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of July 28, 1999 (the "Indenture") among Classic Cable, Inc., the Guarantors listed on Schedule 1 thereto and Chase Bank of Texas, National Association, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture.

                                    CLASSIC COMMUNICATIONS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC CABLE, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC CABLE HOLDING, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    PONCA HOLDINGS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC TELEPHONE, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE HOLDINGS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE COMMUNICATIONS INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    UNIVERSAL CABLE OF BEAVER, OKLAHOMA, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE MIDWEST, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    WT ACQUISITION CORPORATION


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    W.K. COMMUNICATIONS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    TELEVISION ENTERPRISES, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    BLACK CREEK MANAGEMENT, L.L.C.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    BLACK CREEK COMMUNICATIONS, L.P.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    BUFORD GROUP, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    FRIENDSHIP CABLE OF TEXAS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    BUFORD TELEVISION, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CALLCOM 24, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CORRECTIONAL CABLE TV, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    FRIENDSHIP CABLE OF ARKANSAS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    BUFORD TELEVISION INC. OF FORT SMITH


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Classic Cable, Inc.
515 Congress Avenue
Suite 2626
Austin, Texas  78701
Attention:  Corporate Secretary

                                ASSIGNMENT FORM

           To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
                                             -----------------------------------
                                                (Insert assignee's legal name)

-------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       --------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
     -----------------------------

                                        Your Signature:
                                                       ------------------------
                                              (Sign exactly as your name appears
                                                on the face of this Note)


Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

           If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

                    [ ] Section 4.10          [ ] Section 4.14

           If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

                             $
                              -------------------

Date:
     ------------------------

                                        Your Signature:
                                                       -------------------------
                                             (Sign exactly as your name appears
                                                on the face of this Note)


                                        Tax Identification No.:
                                                                ----------------

Signature Guarantee*:
                     --------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                           Principal Amount          Signature of
                       Amount of decrease in   Amount of increase in     of this Global Note     authorized officer of
                          Principal Amount        Principal Amount     following such decrease     Trustee or Note
   Date of Exchange       this Global Note      of this Global Note         (or increase)             Custodian
   ----------------       ----------------      -------------------         -------------             ---------













-------------------------------------------------------------------------------

                                                          CUSIP/CINS: U17965AB7


               9 3/8% Series A Senior Subordinated Notes due 2009

No. S-1                                                                 $65,000


                              CLASSIC CABLE, INC.

promises to pay to Cede & Co. or registered assigns,

the principal sum of Sixty Five Thousand Dollars

on August 1, 2009.

Interest Payment Dates:  February 1 and August 1

Record Dates:  January 15 and July 15




                                        CLASSIC CABLE, INC.


                                        By:
                                           ------------------------------------
                                         Name:
                                         Title:


                                        By:
                                           ------------------------------------
                                         Name:
                                         Title:



                                         (SEAL)
This is one of the Notes referred to
in the within-mentioned Indenture:

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Trustee


By:                                        Date of Authentication: July 28, 1999
    ----------------------------------
           Authorized Signatory

--------------------------------------------------------------------------------

               9 3/8% Series A Senior Subordinated Notes due 2009

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF CLASSIC CABLE, INC.

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. INTEREST. Classic Cable, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 9 3/8% per annum from July 28, 1999 until maturity and shall pay the Special Interest payable pursuant to Section 2(d) of the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 1, 2000. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Special Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. PAYING AGENT AND REGISTRAR. Initially, Chase Bank of Texas, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

                  4. INDENTURE. The Company issued the Notes under an Indenture dated as of July 28, 1999 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $250.0 million in aggregate principal amount.

          5.      OPTIONAL REDEMPTION.

                  (a) Notwithstanding the provisions of clause (b) of this Paragraph 5, at any time prior to August 1, 2002, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes ever issued under this Indenture at a redemption price equal to 109.375% of the principal amount of the Notes redeemed plus accrued and unpaid interest and Special Interest, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings by the Company or the net cash proceeds of a Strategic Equity Investment in the Company or a capital contribution to the Company's common equity made with the net cash proceeds of a concurrent Public Equity Offering by, or Strategic Equity Investment in, the Company's direct parent; provided that (1) at least 65% of the Notes ever issued under this Indenture remain outstanding immediately after each such redemption (excluding Notes held by the Company and its Subsidiaries) and (2) the redemption occurs within 60 days of the date of the closing of such Public Equity Offering or Strategic Equity Investment.

                  (b) At any time, the Company may also redeem all or a part of the Notes upon the occurrence of a Change of Control, upon not less than 30 nor more than 60 days' prior notice (but in no event may any such redemption occur more than 90 days after the occurrence of such Change of Control) mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to the date of redemption.

                  (c) Except as set forth in clause (a) or clause (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes pursuant to this Paragraph 5 prior to August 1, 2004. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part, upon no less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below:

        Year                                                                        Percentage
        ----                                                                        ----------
        2004....................................................................       104.688%
        2005....................................................................       103.125%
        2006....................................................................       101.562%
        2007 and thereafter.....................................................       100.000%

            6. MANDATORY REDEMPTION.

               Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

            7. REPURCHASE AT OPTION OF HOLDER.

               (a) If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

               (b) If the Company or a Subsidiary consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $15.0 million, the Company shall commence an offer to all Holders of Notes (as "Asset Sale Offer") pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Special Interest thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company (or such Subsidiary) may use such deficiency for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

               8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

                  9. SUBORDINATION. Payment of principal, interest and premium and Special Interest, if any, on the Notes is subordinated to the prior payment of Senior Debt on the terms provided in the Indenture.

                  10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                  11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

                  12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class, and any existing default or compliance with any provision of the Indenture, the Note Guarantees or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Note Guarantees or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

                  13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Special Interest on the Notes whether or not prohibited by Article 10 of the Indenture; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise whether or not prohibited by Article 10 of the Indenture, (iii) failure by the Company or any of its Subsidiaries to comply with the provisions applicable to them of Section 5.01 of the Indenture; (iv) failure by the Company or any of its Subsidiaries for 30 days after notice to the Company to comply with the provisions applicable to them of Sections 4.03, 4.07, 4.08, 4.09, 4.11, 4.14, 4.16, 4.17, 4.18 or 4.19
(in each case other than a failure to purchase Notes) of the Indenture; (v) failure by the Company or any of its Subsidiaries for 60 days after notice to the Company to comply with agreements applicable to them in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company which default results in the acceleration of such Indebtedness prior to its express maturity; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries; and (ix) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on its behalf shall deny or disaffirm its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

                  14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Exchange and Registration Rights Agreement dated as of July 28, 1999, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

                  19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  20. NOTE GUARANTEES. For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of July 28, 1999 (the "Indenture") among Classic Cable, Inc., the Guarantors listed on Schedule 1 thereto and Chase Bank of Texas, National Association, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture.

                                    CLASSIC COMMUNICATIONS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC CABLE, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC CABLE HOLDING, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    PONCA HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    CLASSIC TELEPHONE, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE COMMUNICATIONS INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    UNIVERSAL CABLE OF BEAVER, OKLAHOMA, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    UNIVERSAL CABLE MIDWEST, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    WT ACQUISITION CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    W.K. COMMUNICATIONS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    TELEVISION ENTERPRISES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    BLACK CREEK MANAGEMENT, L.L.C.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    BLACK CREEK COMMUNICATIONS, L.P.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    BUFORD GROUP, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    FRIENDSHIP CABLE OF TEXAS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    BUFORD TELEVISION, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    CALLCOM 24, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    CORRECTIONAL CABLE TV, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    FRIENDSHIP CABLE OF ARKANSAS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    BUFORD TELEVISION INC. OF FORT SMITH


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Classic Cable, Inc.
515 Congress Avenue
Suite 2626
Austin, Texas  78701
Attention:  Corporate Secretary

                                ASSIGNMENT FORM

           To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
                                             ----------------------------------
                                             (Insert assignee's legal name)


-------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       --------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
     ------------------
                                        Your Signature:
                                                       ------------------------
                                             (Sign exactly as your name appears
                                               on the face of this Note)


Signature Guarantee*:
                     -----------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

                   [ ] Section 4.10             [ ] Section 4.14

           If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

                            $
                             -------------------

Date:
     ---------------

                                        Your Signature:
                                                       ------------------------
                                             (Sign exactly as your name appears
                                                on the face of this Note)


                                        Tax Identification No.:
                                                               ----------------


Signature Guarantee*:
                     ----------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

          SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE

                  The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:


                                                                        Principal Amount of this         Signature of
                        Amount of decrease in  Amount of increase in          Global Note           authorized officer of
                         Principal Amount of    Principal Amount of     following such decrease        Trustee or Note
   Date of Exchange       this Global Note        this Global Note           (or increase)                Custodian
   ----------------       ----------------        ----------------           -------------                ---------



